EXHIBIT 99(i)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Merrill Lynch & Co., Inc. (the "Company") on Form 10-Q for the period ended September 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David H. Komansky, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ David H. Komansky
                                    --------------------------------------------
                                        David H. Komansky
                                        Chairman of the Board and
                                        Chief Executive Officer

Dated:  November 8, 2002